Exhibit 99.1

Evolution Metals & Technologies Corp. Enters into Supply Contract for Non-China, Critical Rare Earth Metals in its Ongoing Magnet Production Operations

Contract with Senri Trading Co., Ltd. for Neodymium-Praseodymium (NdPr) Metal, essential for the manufacture of high-performance, permanent magnets critical to electric vehicle motors, wind turbines, robotics, defense, and aerospace applications

Builds on EM&T’s 18+ years of commercial-scale

rare earth processing and magnet-making capabilities

MIAMI, FL – July 7, 2026 – Evolution Metals & Technologies Corp. (“EM&T” or the “Company”) (Nasdaq: EMAT), a U.S.-based critical materials and advanced manufacturing company, including rare earth permanent magnets, battery materials, and related critical technologies today announced it has executed an agreement with Senri Trading Co., Ltd. (“Senri”) to purchase bulk quantities of NdPr metal from SRE Vietnam (“SRE”), a wholly-owned subsidiary of Tokai Trading Co., Ltd. (“Tokai”) in Japan. Obtained entirely from a non-China source, NdPr metal are essential in EM&T’s increase of magnet production to approximately 10,000 tons per annum of rare earth magnets this year.

Tokai has been operating as a specialized trading company for rare earths and rare metals since its founding in 1981 and began investing in its wholly owned Vietnamese subsidiary, SRE, in 2008. As of January 2025, SRE began tripling its rare earth processing capacity of mid-stream materials to 3,929 metric tons per annum.

"Securing this contract is a critical milestone that ensures we can fully utilize 100% of Evolution’s newly expanded 10,000 metric ton production capacity for rare earth magnets. The contracts with ULVAC and Senri, by way of SRE and Tokai, are representative of decades of planning by the Firms. Evolution is one of the only integrated, commercial-scale, variable input and output, mid-and-down-stream critical minerals supply chains in the world,” said David Wilcox, Executive Chairman, Evolution Metals & Technologies Corp. “For years, Evolution has manufactured rare earth magnets on a commercial, revenue-generating scale. As we continue to expand production, securing additional non-China rare earth materials in a format Evolution can use in its production lines, is another important step to meet growing demand to secure our supply chains in the West."

This announcement comes ahead of the looming restrictions under U.S. government regulations promulgated under DFARS 252.225-7052, which prohibit U.S. defense contractors from incorporating Chinese-originated rare earth magnets in qualifying weapons systems beginning January 1, 2027.

EM&T is continually partnering throughout the world to source materials required for expanding its critical minerals supply chain platform. EM&T currently operates in Korea with plans to build out additional capacity in the U.S. Unlike other companies focused primarily on exploration or mine development, EM&T is a mid-and-down-stream manufacturer of rare earth permanent magnets on commercial scale, generating revenue. EM&T does not intend to enter the mining business. These two factors distinguish EM&T.

About Evolution Metals & Technologies Corp.

Evolution Metals & Technologies Corp. (Nasdaq: EMAT) is a U.S.-based critical materials and advanced manufacturing company for rare earth permanent magnets, battery materials, and related critical minerals and technologies. By leveraging proven commercial-scale operations, advanced processing technologies, and strategic partnerships. EM&T operates what it believes is the only vertically integrated critical materials supply chain spanning end-of-life electronics and batteries, high-grade concentrates, and the manufacture of finished rare earth magnets (including high-performance rare earth magnets) and battery materials. For additional information, please visit https://investors.evolution-metals.com.

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Investor Relations Contacts (EM&T):

Judith McGarry

Evolution Metals & Technologies Corp.

investor.relations@evolution-metals.com

Arx Investor Relations

North American Equities Desk

EMAT@arxhq.com